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                                                                    Exhibit 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the use of and incorporation by reference to our reports and to all references to our Firm included in or made a part of this Current Report on Form 8-K by Amkor Technology, Inc.

/s/ AHN KWON & CO.
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Seoul, Korea
May 10, 2000